EXPLANATORY NOTE

Attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement filed with the Securities and Exchange Commission on August 14, 2013 (Accession No. 0001193125-13-334908), to the Prospectus dated May 1, 2013, as supplemented, for the Class IA, IB and K shares of EQ/Invesco Comstock Portfolio and the Class IB and K shares of EQ/High Yield Bond Portfolio, each a series of EQ Advisors Trust.